1
EXHIBIT
32.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)
Pursuant to
Section 906 of
the Sarbanes-Oxley
Act of 2002
(subsections (a) and
(b) of Section
1350, Chapter 63
of Title
18,
United States Code), the undersigned officer of
First BanCorp., a Puerto Rico
corporation (the “Company”), does hereby certify, to such
officer’s knowledge, that:
The Annual Report
on Form 10-K
for the year
ended December
31, 2025 (the
“Form 10-K”) of
the Company fully
complies
with the
requirements of
section 13(a)
or 15(d)
of the
Securities Exchange
Act of
1934 and
information contained
in the
Form 10-K
fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 27, 2026 /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive Officer